                                                                    EXHIBIT 10.7

                         SANTA ANITA OPERATING COMPANY

                           RESTRICTED STOCK AGREEMENT
                           --------------------------


     THIS AGREEMENT dated as of the 1st day of April, 1995, is between Santa Anita Operating Company, a Delaware corporation (the "Corporation") and Clifford
C. Goodrich (the "Employee").


                              W I T N E S S E T H
                              - - - - - - - - - -


     WHEREAS, pursuant to the Santa Anita Operating Company 1995 Share Award Plan, as amended (the "Plan"), which Plan remains subject to shareholder approval, the Corporation has granted to the Employee effective as of the 15th day of December, 1994 (the "Award Date") a restricted stock award of 40,325 paired shares of Common Stock, $.10 par value, and Realty Stock, $.10 par value (a "Paired Share") upon the terms and conditions set forth herein and in the Plan.

     NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1.  Defined Terms.  Capitalized terms used herein and not otherwise defined
         -------------
herein shall have the meaning assigned to such terms in the Plan.

     2.  Grant of Award.  The Corporation hereby grants to the Employee the
         --------------
right to purchase, and Employee hereby agrees to purchase, on the date the shareholders of this Corporation approve the Plan (the "Approval Date") and pursuant to the terms and conditions set forth herein and in the Plan, an aggregate of 40,325 Paired Shares, in consideration of services heretofore rendered, receipt of which is hereby acknowledged.

     3.  Restrictions on Transfer.
         ------------------------

         (a) The Paired Shares so purchased and any additional shares attributable thereto received by Employee as a result of any stock dividend, recapitalization, merger, reorganization or similar event (collectively the "Restricted Stock") shall be subject to the restrictions set forth herein. During the Restricted Period as hereinafter described, except as permitted by this Agreement or the Plan, the Restricted Stock and the rights and privileges conferred hereby are not transferable or assignable and

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     may not be offered, sold, pledged, hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, garnishment, levy or similar process.

         (b) Except as earlier permitted by or pursuant to the Plan or by resolution of the Committee adopted after the date hereof, the Restricted
                                         -----
     Period shall commence as of the Award Date and shall terminate as follows:

                             PERCENTAGE OF PAIRED
                               SHARES FREE FROM
                DATE             RESTRICTIONS
          ----------------   ---------------------
          Approval Date                20%

          July 1, 1996                 60%
          July 1, 1997                 70%
          July 1, 1998                 80%
          July 1, 1999                 90%
          July 1, 2000                100%

         (c) Notwithstanding subsection (b), if the Employee's employment terminates and such termination is a Qualifying Termination (as defined below) or is due to Employee's death or Total Disability, all of the Restricted Stock held by Employee under this Agreement be free from the restrictions set forth above upon the date of termination of Employee's employment with the Corporation, and the Restricted Period shall end on that date. A Qualifying Termination shall occur if either of the following events occurs:

               (1) Employee voluntarily terminates employment for Good Reason. For purposes of this Section, "Good Reason" shall mean the occurrence of one of the following events without Employee's consent:

                    (i) The assignment to Employee of any duties inconsistent in any material respect with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as they existed on the date hereof or any other action by the Corporation which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insub-

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               stantial and inadvertent action not taken in bad faith and which is remedied by the Corporation promptly after receipt of notice thereof given by the Employee;

                    (ii) Any reduction in Employee's total compensation not
               agreed to by Employee, which reduction shall be deemed to occur if there is a reduction in (I) Employee's base salary or (II) Employee's ability to participate in employee benefit plans, receive expense reimbursements, receive other fringe benefits, receive office and support staff, or receive paid vacation, on the same terms as such benefits were applicable on the date hereof, provided that, (I) an isolated, insubstantial, and inadvertent failure not occurring in bad faith and which is promptly remedied after notice by the Employee shall not be deemed a violation of this paragraph, (II) a reduction in Employee's annual bonus shall not be deemed a violation of this paragraph and (III) a reduction in one element of Employee's total compensation shall not be deemed a violation of this paragraph if a counterbalancing increase in another element of Employee's total compensation occurs (the determination of whether the increase is counterbalancing shall be determined by Employee in good faith); and

                    (iii) The transfer of Employee's job location to a site which is more than 30 miles away from his or her place of employment on the date hereof, unless the transfer is to the headquarters of Santa Anita Realty Enterprises, Inc. or Santa Anita Operating Company.

               (2) Employee is involuntarily terminated without "Cause." For purposes of this Section, "Cause" shall mean (i) an act or acts of dishonesty (including but not limited to conviction of a felony) taken by Employee which materially injures or damages the Corporation or
          (ii) Employee's willful failure to substantially perform Employee's duties where such willful failure results in demonstrable material injury and damage to the Corporation.

               4.  Corporation Right of Reacquisition.
                   ----------------------------------

          (a) Employee hereby agrees that the Corporation shall have the right and option to reacquire shares of

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     Restricted Stock as hereinafter provided as long as such shares are subject to the restrictions in Section 3. If Employee's employment with the Corporation is terminated for any reason, other than death, Total
     Disability or Qualifying Termination, then the Corporation may exercise its right and option to reacquire all or any portion of the shares of Restricted Stock that are not free from restrictions in accordance with
     Section 3. Such reacquisition shall be made in consideration of such termination of employment prior to the expiration of the Restricted Period; no additional consideration shall be payable by the Corporation in connection with such reacquisition. Such right and option shall be exercised by giving written notice of exercise to Employee within 90 days of the date of termination of employment.

          (b) If the Corporation exercises its right and option to reacquire shares of Restricted Stock, stock certificates representing such shares shall be promptly surrendered to the Corporation.

          (c) References to the Corporation in this Section include the Corporation's Subsidiaries. A transfer of Employee's employment between Subsidiaries of the Corporation, or between any Subsidiary and the Corporation shall not be considered a termination of employment for purposes of this Agreement. If Employee is employed by an entity which ceases to be a Subsidiary, such event shall be deemed for purposes of this
     Section 4 to be a termination of employment described in subsection (a) in respect of Employee. Absence from work caused by military service or authorized sick leave shall not be considered as a termination of employment for purposes of this Section.

          5.   Stock Certificates.
               ------------------

          (a) Upon the purchase of the Restricted Stock by Employee, stock certificates issued in respect of such shares of Restricted Stock shall be registered in the name of Employee (on the books of the Corporation and Realty, as applicable) and shall be deposited by Employee with the Corporation, together with a stock power endorsed in blank in the form attached as Attachment 1.

          (b) All stock certificates for shares of Restricted Stock during the Restricted Period shall bear the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions contained in an Agreement

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          entered into between the registered owner and Santa Anita Operating
          Company. A copy of such Agreement is on file in the office of the Secretary of Santa Anita Operating Company, 285 West Huntington Drive, Arcadia, California 91006."

          (c) With regard to any shares of Restricted Stock which cease to be subject to restrictions pursuant to Section 3, the Corporation shall, within sixty (60) days of the date such shares cease to be subject to restrictions, deliver a stock certificate for the Paired Shares, free of all restrictions set forth in Section 3 of this Agreement, to Employee or, in the event of such Employee's death, to Employee's legal representative, heir or legatee. Such shares shall be paired and stapled.

          6.   Shareholder's Rights.  Subject to the terms of this Agreement,
               --------------------
during the Restricted Period, Employee shall have, with respect to the Restricted Stock, all rights of a shareholder of the Corporation and of Realty, including the right to vote such shares and the right to receive all dividends paid with respect to the shares of Restricted Stock while subject to the restrictions of Section 3. Notwithstanding the preceding sentence, prior to the Approval Date, Employee shall not have any rights of a shareholder of this Corporation or Realty with respect to the Restricted Stock.

          7.   Regulatory Compliance.  The issue and sale of shares of
               ---------------------
Restricted Stock shall be subject to full compliance with all then applicable requirements of law and the requirements of any stock exchange upon which the Paired Shares may be listed.

          8.   Withholding Tax.  Employee agrees that, in the event the purchase
               ---------------
of the Restricted Stock or the expiration of restrictions thereon results in Employee's realization of income which for Federal, State or local income tax purposes is subject to withholding of tax at source by Employee's employer, Employee will pay to such Employee's employer an amount in cash or previously owned Paired Shares (valued at their Fair Market Value at the time of payment) equal to such withholding tax (or such employer on behalf of the Corporation may withhold such amount from Employee's salary). In addition, notwithstanding any other provision of this Agreement, if permitted by applicable law, to the extent that withholding is required at the time of the expiration of restrictions set forth in Section 3 hereof, withholding may at the election of Employee be satisfied by the reduction of the number of Paired Shares to be delivered to Employee at the time such restrictions lapse.

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          9.  Investment Representation.  Employee represents and agrees that if
              -------------------------
Employee purchases the Restricted Stock at a time when there is not in effect under the Securities Act of 1933 a registration statement relating to the shares and there is not available for delivery a prospectus meeting the requirements of
Section 10(a)(3) of said Act, (i) Employee will acquire the shares upon such purchase for the purpose of investment and not with a view to their resale or distribution, (ii) that upon such purchase, Employee will furnish to the Corporation an investment letter in form and substance satisfactory to the Corporation, (iii) if and when the Employee proposes to publicly offer or sell shares of Restricted Stock, the Employee shall notify the Corporation prior to any such offering or sale and shall abide by the opinion of counsel to the Corporation as to whether and under what conditions and circumstances, if any, he or she may offer and sell such shares of Restricted Stock; and (iv) the certificate or certificates representing the Restricted Stock may bear a legend referring to the foregoing matters and any limitations under the Act and state securities laws with respect to the transfer of such Restricted Stock, and the Corporation may impose stop transfer instructions to implement such limitations, if applicable.

          Notwithstanding the foregoing or Section 5(c), stock certificates evidencing shares of Restricted Stock, both during the Restricted Period and thereafter, shall bear such legends that may be required to evidence the paired status of the Common Stock and Realty Stock and Employee's status as an affiliate of the Corporation.

          10.  Federal Income Tax Election.  Employee hereby acknowledges
               ---------------------------
receipt of advice that pursuant to current Federal income tax laws, (i) Employee has 30 days in which to elect to be taxed in the current taxable year on the Fair Market Value of the Restricted Stock in accordance with the provisions of Internal Revenue Code (S)83(b) and, (ii) if no such election is made, the taxable event will occur when the shares of Restricted Stock cease to be subject to the Corporation's right of repurchase, and the tax will be measured by the Fair Market Value of the Restricted Stock on the date of the taxable event.

          11.  Continuance of Employment.  Nothing contained herein or in the
               -------------------------
Plan shall confer upon the Employee any right with respect to the continuation of employment by the Corporation or any subsidiary or interfere in any way with the right of the Corporation or of any subsidiary at any time to terminate such employment or to increase or decrease the compensation of the Employee from the rate in existence at any time.

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          12.  Notices.  Any notice to be given under the terms of this
               -------
Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Corporate Secretary and to the Employee at the address given beneath the Employee's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

          13.  Plan.  This award and all rights of Employee thereunder are
               ----
subject to, and the Employee agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by this reference, to the extent such provisions are applicable to restricted stock awards granted to Eligible Employees. The Employee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Employee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof.

          14. Notwithstanding any provision of this Agreement to the contrary, this Agreement and the award set forth herein shall be null and void if (i) the Plan is not approved by the shareholders of the Corporation at its May, 1995 meeting or (ii) prior to the date of such shareholder approval, a "triggering
        --
event" (as defined in accordance with the Exchange Agreement, dated as of the Award Date, between the Corporation and the Employee) occurs.

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          IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Employee has hereunto set his or her hand.

                                         SANTA ANITA OPERATING COMPANY
                                         (a Delaware corporation)


                                         By /s/ KATHRYN J. McMAHON
                                            -----------------------------------
                                            Title Secretary and General Counsel
                                                  -----------------------------


                                         EMPLOYEE

                                         /s/ CLIFFORD C. GOODRICH
                                         -------------------------------------
                                         (Signature)

                                         Clifford C. Goodrich

                                         -------------------------------------
                                         (Address)

                                         -------------------------------------
                                         (City, State, Zip Code)

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                                CONSENT OF SPOUSE
                                -----------------


          In consideration of the execution of the foregoing Restricted Stock Agreement by Santa Anita Operating Company, I, Karen R. Goodrich, the
                                               -----------------
spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Restricted Stock Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.



DATED:    April 1, 1995.                            /s/ KAREN R. GOODRICH
       ----------------------                  --------------------------------
                                                      Signature of Spouse

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